Eaton Vance-Atlanta Capital Large-Cap Growth Fund Supplement to Prospectuses dated February 1, 2006

Eaton Vance-Atlanta Capital Large-Cap Growth Fund invests in Large-Cap Growth Portfolio. Effective May 1, 2006, the name of Large-Cap Growth Portfolio was changed to Large-Cap Portfolio.

May 5, 2006	ATLRPROSPS